VistaGen®
Therapeutics

www.vistagen.com

Nasdaq: VTGN

Fall 2019

www.vistagen.com

Forward-looking Statements


VistaGen®
Therapeutics

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, our development efforts, our collaborations, our intellectual property, our financial condition, our plans and our development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, Inc. (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2019, filed with the Securities and Exchange Commission (SEC) on June 25, 2019, as well as any updates to those risk factors filed with the SEC from time to time in our periodic and current reports on Forms 8-K and 10-Q. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

Looking Beyond Current Treatments for CNS Diseases and Disorders with High Unmet Need

VistaGen is developing differentiated new generation medications for large and growing mental health and neurology markets where current treatments are inadequate to meet the needs of millions of patients worldwide.

VistaGen® Therapeutics

Looking beyond current therapies for CNS diseases and disorders with high unmet need

- New generation MOAs
- 3 differentiated clinical-stage product candidates
- Fast-acting, exceptional safety
- Multiple large and growing CNS markets
- Potentially transformative milestones in 2H 2019

Our Pipeline

VistaGen Therapeutics

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
PH94B*	Social Anxiety Disorder[1]				
	Generalized Anxiety Disorder[2]				
	Peripartum Anxiety[3]				
	Preoperative Anxiety[3]				
	Panic Disorder[3]				
	PTSD[3]				
AV-101*	Major Depressive Disorder[†,4]				
	Neuropathic Pain[†,3]				
	LID associated with Parkinson's Therapy[3]				
	Suicidal Ideation[3,5]				
	Epilepsy[3]				
PH10*	Major Depressive Disorder[2]				
	Treatment-Resistant Depression[3]				
	Suicidal Ideation[3]				
	Peripartum Depression[3]				

* All potential future studies are subject to securing sufficient internal and/or collaborative third-party funding

† FDA Fast Track designation

1. Preparing for initial Phase 3 study
2. Assessing for potential Phase 2b study
3. Assessing for potential Phase 2a study

PH94B neuroactive nasal spray

(3β)-androsta-4,16-dien-3-ol

VistaGen® Therapeutics

Novel, fast-acting, non-systemic therapy for:

- Social Anxiety Disorder
- Generalized Anxiety Disorder
- Peripartum Anxiety
- Preoperative Anxiety
- Panic Disorder
- Post-Traumatic Stress Disorder



VistaGen® Therapeutics

Social Anxiety Disorder (SAD) in the U.S.

More than Just Shyness


SOCIAL ANXIETY DISORDER:
More Than Just Shyness

One of the most prevalent mental health conditions in the U.S.

Affects as many as

20 million[1]

Americans

Anxiety/fear in everyday social and performance situations

- giving a speech
- making a work presentation
- meeting new people
- interviewing for a job
- eating/drinking in front of others

[1]Harvard Medical School, 2007. National Comorbidity Survey (NCS). (Update - 2017, August 21); Kessler, et al, US National Comorbidity Survey Replication, 2005
https://www.nimh.nih.gov/health/publications/social-anxiety-disorder-more-than-just-shyness/index.shtml

Current SAD Drug Treatments Fall Short

VistaGen Therapeutics

FDA APPROVED	Not FDA-Approved * Prescribed Off-label *

Antidepressants (2 SSRIs, 1 SNRI)

- Slow onset, chronic administration
- May worsen anxiety initially
- Significant potential side effects
  - Nausea and vomiting
  - Weight gain
  - Sleepiness
  - Sexual problems
- Potential drug-drug interaction

Benzodiazepines & Beta Blockers

- Addiction risk
- Significant potential side effects
  - Nausea and vomiting
  - Blurred vision
  - Dizziness
  - Sedation
  - Confusion and cognitive impairment

There is no FDA-approved, fast-acting treatment for SAD

PH94B for SAD

VistaGen® Therapeutics

- Fundamentally different from all current SAD therapies
- Successful Phase 2 completed; Phase 3 in 2020
- Fast-acting efficacy (10-15 minutes), exceptional safety
- Microgram dose, non-systemic
- Well-tolerated, non-sedating, non-addictive

Potential to be first FDA-approved fast-acting treatment for SAD


H
H
H
HO



VistaGen Therapeutics

PH94B Mechanism of Action

- **Engages nasal chemosensory receptors, which activate neural circuits in the brain that suppress fear and anxiety**
  - Engages nasal chemosensory receptors, which activate olfactory bulb neurons that project to the limbic amygdala
  - Modulates activity of the limbic-hypothalamic autonomic nervous system, which is involved in the pathophysiology of SAD and multiple other anxiety and mood disorders
  - Does not require systemic uptake and distribution to produce its pharmacological effects



Published PH94B Phase 2 Study – Social Interaction (n = 91)

VistaGen Therapeutics



Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
60
55
50
45
40
35
30
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will join 3 role-players for a party like conversation

PH94B Rapidly Reduced Anxiety in Response to Social Interaction Challenge

Active Group:	Placebo Group:
Mean Difference = 18.3	Mean Difference = 6.6
Standard Deviation = 17.4	Standard Deviation = 23.6
Number of Subjects = 45	Number of Subjects = 46

t = 2.67	p = 0.009	Cohen's d (Effect size) .56

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. Am. J. Psychiatry 171:675-682.

Published PH94B Phase 2 Study – Public Speaking (n = 91)



Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
80
70
60
50
40
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts

Patient is told that will have to give a 5-min speech without notes to an audience of 3 role-players and has 2 min to prepare

PH94B Rapidly Reduced Anxiety in Response to Public Speaking Challenge

Active Group:	Placebo Group:
Mean Difference = 26.7	Mean Difference = 14.0
Standard Deviation = 21.6	Standard Deviation = 16.3
Number of Subjects = 45	Number of subjects = 46

t = 3.16	p = 0.002	Cohen's d (Effect Size) .72

Liebowitz MR, Salman E, Nicolini H, Rosenthal N, Hanover R, Monti L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. Am J Psychiatry 171:675-682.

VistaGen Therapeutics

PH94B Pilot Phase 3 Crossover Study (n = 22)


Cross-over
Phase 1
Phase 2
Screening Period (14 – 45 days)
PH94B (2 weeks)
Placebo (2 weeks)
Placebo (2 weeks)
PH94B (2 weeks)
Safety Follow-up Period (2 weeks)
Randomized Treatment Period (4 weeks total)
Visit 1 Screening
V2 Randomization
V3
V4
V5
V6
Visit 7 Follow-Up

Adult subjects were randomized on a 1:1 basis to PH94B or placebo for two weeks, and then crossed over to the opposite treatment for an additional two weeks.

Liebowitz, M.R., Hanover, R., Draine, A., Careri, J., Monti, L., Smith, M., Moran, M., & Burnetta, D. (2019). Effect of As-Needed Use of Intranasal PH94B on Social and Performance Anxiety in Individuals with Social Anxiety Disorder. 2019 Anxiety and Depression Association of America (ADAA) Annual Conference Poster Session.

PH94B Pilot Phase 3 Crossover Study

VistaGen Therapeutics


Peak Suds at Baseline and Weeks 1-4
70
65
60
55
50
SUDS
PH94B
Placebo
Baseline
Week1
Week2
Week3
Week4

- Early suggestions of drug/placebo differences were seen in Week 1 and 2 SUDS scores: average change in SUDS at week 1 was 16.1 for PH94B versus 3.4 for placebo (t=1.86, p=.078, ES .79), and at week 2, the average change was 15.9 for PH94B and 6.9 for placebo (t= 1.35, p=0.192, ES .576)
- Peak SUDS score for the PH94B group increased when crossed over to placebo, though not back to the baseline level, due to increased confidence from PH94B treatment prior to crossover

PH94B Pilot Phase 3 Crossover Study


LSAS at Baseline and Weeks 1-4
PH94B
Placebo
LSAS
100
90
80
70
60
Baseline
Week1
Week2
Week3
Week4

- After the first 2 weeks of treatment, subjects who received PH94B dropped an average of 23.2 points on the LSAS, while those who received placebo dropped only 8.2 points, showing a trend difference (t=1.9, p=.07) with a large effect size of .812
- Similar trend differences on total LSAS scores were seen after 1 week of treatment, where the PH94B group showed a 17.8 point drop compared to a 3.5 point drop with placebo (t=2.02, p=.057, ES .86)
- In the sample as a whole, drop in LSAS scores after treatment did not differ between groups because subjects receiving PH94B before receiving placebo continued to improve when crossed over to placebo

www.vistagen.com

PH94B Pilot Phase 3 Crossover Study

VistaGen Therapeutics



Predicting Change in LSAS from Change in SUDS During Week 1
LSAS Change from Baseline Week 1
60
50
40
30
20
10
0
10
-20
30
20
10
0
10
20
30
40
50
SUDS Change from Baseline Week 1
Treatment
PH94B
Placebo

Changes in total LSAS scores were closely associated with change in SUDS peak anxiety scores at Week 1 (R-sq (adj) 45.2%) and at Week 2 (R-sq (adj) 34.95%). Looking at LSAS subscales, the strongest associations for SUDS peak anxiety scores were with the LSAS avoidance subscale at Week 1 (R-sq (adj) 58.78%) and Week 2 (R-sq (adj) 42.74%), and LSAS performance at Week 1 (R-sq (adj) 50.33%)

VistaGen Therapeutics

PH94B Phase 3 Development Plan for SAD

Initial Phase 3 Study

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, monotherapy study
- 3.2 μg of PH94B or placebo for 4 weeks
- Multi-center, ca. 15 sites in North America
- Target enrollment, ca. 200 patients (100 PH94B and 100 placebo)
- Target launch, 2H 2020
- Target completion, 2H 2021

Primary Endpoint: Change in LSAS from baseline compared to placebo

AV-101

L-4-chlorokynurenine

VistaGen®
Therapeutics

Novel oral NMDA receptor GlyB antagonist for:

- Major Depressive Disorder
- Suicidal Ideation
- Neuropathic Pain
- Levodopa-Induced Dyskinesia associated with Parkinson's Therapy
- Epilepsy



VistaGen® Therapeutics

Major Depressive Disorder in the U.S.

1 in 4 women | **1 in 6 men**

diagnosed with depressive disorders

1 in 8

age 12 and over takes an antidepressant[1]

LARGE ADDRESSABLE MARKET WITH HIGH UNMET NEED[2,3]

11.6M
Drug-treated patients with Major Depressive Disorder

7.3M
Inadequate response to 1st antidepressant

5.1M
Treatment-resistant after 2nd antidepressant

1. CDC – NCHS – National Center for Health Statistics, August 2017; 2. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study); 3. Decision Resources 2016.

VistaGen Therapeutics

FDA-Approved MDD Treatments Fall Short

Current Oral Antidepressants	Atypical Antipsychotics

Current Oral Antidepressants

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients
  - May take 4 to 6 weeks or more for antidepressant effects
- **Significant potential side effects**
  - Anxiety, sexual dysfunction, insomnia, dizziness, nausea and vomiting, headache, sweating

Atypical Antipsychotics

- **Often do not work**
  - Only ca. 20% of patients respond to augmentation
- **Significant potential side effects**
  - Weight gain, stomach pain, tiredness, dizziness, tardive dyskinesia, headache, nervousness, restlessness

www.vistagen.com

VistaGen Therapeutics

Ketamine Therapy for Treatment-Resistant Depression

Intravenous ketamine


Ketamine HCl

"Ketamine offers lifeline for people with severe depression, suicidal thoughts"

CNN

Intranasal ketamine


Spravato
28 mg

CNBC

"J&J's new ketamine-like depression drug Spravato off to 'very, very strong start,' company says"

Ketamine therapy offers new hope to millions, but is it a long-term solution?

VistaGen Therapeutics

"In the clinical trials, the most common side effects of SPRAVATO™ when used along with an antidepressant taken by mouth included: dissociation, dizziness, nausea, sedation, spinning sensation, reduced sense of touch and sensation, anxiety, lack of energy, increased blood pressure, vomiting, and feeling drunk."[1]

Janssen Pharmaceuticals, Inc.
Press Release, March 5, 2019

- Side Effects?
- Safety Concerns?
- High Cost?
- Inconvenience?
- Compliance?
- Durability?

1. Johnson & Johnson Press Release. Janssen Announces U.S. FDA Approval of SPRAVATO™ (esketamine) CIII Nasal Spray for Adults with Treatment-Resistant Depression (TRD) Who Have Cycled Through Multiple Treatments Without Relief. Available at: https://www.jnj.com/janssen-announces-u-s-fda-approval-of-spravatotm-esketamine-ciii-nasal-spray-for-adults-with-treatment-resistant-depression-trd-who-have-cycled-through-multiple-treatments-without-relief

AV-101 for MDD: Transformative Potential

Rapid-onset Potential, Exceptional Safety

VistaGen Therapeutics



- Oral prodrug of 7-Cl-KYNA
- NMDA receptor glycine site antagonist (a full antagonist)
- Rapid-onset antidepressant effects and neurogenesis in preclinical studies
- Well-tolerated in all clinical studies to date
- No psychological side effects or treatment-related SAEs
- FDA Fast Track designation


O
NH2
OH
O
Cl
NH2

ELEVATE Phase 2 study completed

Top line results 2H 2019

VistaGen Therapeutics

AV-101's Mechanism of Action

4-Cl-KYN (prodrug) → 7-Cl-KYNA (active metabolite)


NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
Classic channel-blocking antagonists:
Ketamine Lanicemine
Phencyclidine
7-Cl-KYNA
(full antagonist)
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101
Oral Prodrug
(4-Cl-KYN)
AV-101
Active Metabolite
(7-Cl-KYNA)

AV-101 Inhibits NMDA Receptor Activity



Ketamine completely blocks the ion channel of the NMDA receptor

AV-101's active metabolite (7-Cl-KYNA) does not block NMDA receptor activity; it inhibits it



AV-101 vs. Ketamine in Published Preclinical Studies

Ketamine-Like Antidepressant Effects, without Ketamine's Side Effects


Ketamine HCl



Antidepressant-like Effects	AV-101	Ketamine
Forced-swim	COMPARABLE	
Tail-suspension	COMPARABLE	
Learned-helplessness	COMPARABLE	
Novelty-suppressed feeding	COMPARABLE	
Side Effects	**AV-101**	**Ketamine**
Psychotomimetic and rewarding	No	Yes
Hyper movement	No	Yes
Movement sensitization	No	Yes
Circling and rearing	No	Yes
Sensory-motor gating	No	Yes

Zanos, P., et al. (2015) "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/ GlycineB-Site Inhibition." *J Pharmacol Exp Ther* 355:76-85

VistaGen Therapeutics

AV-101 Published Phase 1 Clinical Trials

AV-101 is Very Well Tolerated and Orally Bioavailable

- Plasma half-life is about 2 hr
- Dosed up to 1440 mg daily for 2 weeks
- Adverse events were placebo-like except for some feelings of euphoria or "well-being" especially at the higher doses
- **No ketamine-like psychosis**
- No QT prolongation
- No abnormalities in clinical chemistry or hematology


Scandinavian Journal of Pain

Clinical pain research

Randomized, double-blind, placebo-controlled, dose-escalation study: Investigation of the safety, pharmacokinetics, and antihyperalgesic activity of L-4-chlorokynurenine in healthy volunteers

Mark Wallace, Alexander White, Kathy A. Grako, Randal Lane, Allen (Jo) Cato, H. Ralph Snodgrass

Plasma levels of AV-101 in normal volunteers following single oral dosing



Concentration (ng/mL)
70000
60000
50000
40000
30000
20000
10000
0
0
4
8
12
16
20
24
Time (h)
L-4-Cl-KYN 30-mg Group
L-4-Cl-KYN 120-mg Group
L-4-Cl-KYN 360-mg Group
L-4-Cl-KYN 720-mg Group
L-4-Cl-KYN 1080-mg Group
L-4-Cl-KYN 1440-mg Group

VistaGen Therapeutics

Initial Objective for AV-101 in MDD

Displace atypical antipsychotics in current MDD treatment paradigm

FIRST-LINE
SSRI/SNRI
4-6 Weeks or more

SECOND-LINE
SSRI/SNRI
4-6 Weeks or more

THIRD-LINE
SSRI/SNRI
4-6 Weeks or more

AV-101

Atypical Antipsychotics

AV-101 for MDD – The ELEVATE Study

Phase 2 Clinical Study of AV-101 as an Adjunctive Treatment for MDD

VistaGen Therapeutics

Principal Investigator: Dr. Maurizio Fava, Harvard Medical School

- Multi-center U.S. Phase 2 clinical study
- Evaluation of efficacy and safety of AV-101 as an adjunctive treatment for adult MDD patients with an inadequate response to their current SSRI / SNRI therapy
- SSRI/SNRI + AV-101 or placebo, 1x/day for 14 days
- Sequential Parallel Comparison Design (SPCD)
- Target enrollment (n=180) achieved August 2019; study completed
- Top line results, 2H 2019

Primary Endpoint: Change in MADRS-10 from baseline compared to placebo

VistaGen Therapeutics

AV-101 for MDD – The ELEVATE Study

Sequential Parallel Comparison Design (SPCD)


First Randomization
Active Stage 1
Placebo Stage 1
Placebo Responders
Placebo Non-Responders
2nd Randomization
Placebo Stage 2
Placebo Stage 2
Active Stage 2
Active Stage 2
Placebo Stage 2
Only groups within grey highlight are analyzed for efficacy – weighted 50:50
STAGE 1
STAGE 2

Stage 1

- Compares drug vs. placebo in a standard parallel design
- 3:1 ratio of placebo: drug generates a large cohort of placebo non-responders

Stage 2

- Compares drug vs. placebo only in placebo non-responders
- **Drug vs. placebo differences are expected to be greater**

CLINICAL TRIAL METHODOLOGY DESIGNED TO OVERCOME CHALLENGE OF PLACEBO EFFECTS IN NEUROPSYCHIATRIC STUDIES

PH10 neuroactive nasal spray

Pregn-4-en-20-yne-3-one

VistaGen® Therapeutics

Novel, safe, fast-acting therapy for:

- Major Depressive Disorder
- Treatment-Resistant Depression
- Peripartum Depression
- Suicidal Ideation



H



VistaGen® Therapeutics

PH10 Neuroactive Nasal Spray

Rapid-Onset, Exceptional Safety

- Fundamentally different from all current depression therapies
- Successful Phase 2a completed
- Rapid-onset antidepressant efficacy demonstrated in Phase 2a
- Microgram dose, non-systemic
- Well-tolerated, minimal side effects
- Stand-alone and adjunctive potential
- Preparing for Phase 2b

Potential at-home therapy with fast-acting, esketamine-like antidepressant effects, without potential psychological side effects and safety concerns associated with ketamine therapy

PH10 Mechanism of Action

- **Engages nasal chemosensory receptors, which activate neural circuits in the brain leading to antidepressant effects**
  - Engages nasal chemosensory receptors, which activate olfactory bulb neurons that project to the limbic amygdala
  - OB neurons stimulate neurons in the limbic amygdala that release norepinephrine and increase activity of the limbic-hypothalamic sympathetic nervous system
  - Does not require systemic uptake and distribution to produce its pharmacological effects



VistaGen® Therapeutics

PH10 Phase 1 Safety and Tolerability Study

PH10 found to be safe to use in clinical studies

Study Design

- Open, prospective, multiple flexible doses, controlled with placebo in 12 healthy volunteers
- Dose range: 0.8 µg to 6.4 µg
- Self-administered intranasally in escalating doses

Conclusions

- Different escalating doses of PH10 administered to Group A (0.8 µg to 2.4 µg) and Group B (3.2 µg to 6.4 µg) were well tolerated and did not produce local (nasal) or general severe adverse effects (SAEs) that were different from the effect of administration of placebo nasal spray
- No significant findings on clinical laboratory markers, vital signs, neuropsychological assessments, cognitive brain mapping or evoked (cognitive) potentials
- Most frequent AE's: increased appetite, dizziness, and somnolence of mild intensity

PH10 Phase 2a MDD Monotherapy Study (n = 22)



Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAM D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
(n = 30)
TxWk1
TxWk2
TxWk3
TxWk4
TxWk5
TxWk6
TxWk7
TxWk8
Placebo
High Dose
Low Dose

Microgram doses of PH10 neuroactive nasal spray improved MDD symptoms with rapid-onset efficacy

PH10 Dose	HAM D Score	P (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 µg (Low Dose)	16.3	.101	0.74
6.4 µg (High Dose)	17.8	.022	0.95
Placebo	10.9		

VistaGen® Therapeutics

PH10 Phase 2b Development Plan for MDD

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Randomized, double-blind, placebo-controlled, multi-center monotherapy study
- MDD patients with zero or 1 prior failure on a standard antidepressant
- Twice a day administration of PH10 (1.6, 3.2 or 6.4 μg) or placebo for 4 weeks
- Target enrollment, ca. 200 patients
- Target start, 2H 2020 /1H 2021

Primary Endpoint: Change in MADRS-10 from baseline compared to placebo

AV-101 for Suicidal Ideation

U.S. Department of Veterans Affairs | Baylor College of Medicine | VistaGen Therapeutics

Baylor / VA Phase 1b Clinical Study (ongoing)

- Sponsored by U.S. Department of Veteran's Affairs (VA)
- First-step target engagement study
- Double-blind, placebo-controlled, crossover design
- Two single doses of AV-101 (720 mg and 1440 mg) and placebo over three weeks
- Target enrollment, ca. 12 healthy U.S. Military Veterans
- Top line results, end of Q4 2019

Primary Objective: Target engagement relevant to NMDA antagonism and suicidal ideation

VistaGen Therapeutics

AV-101 for Neuropathic Pain in Preclinical Studies

- Significant dose-response with similar efficacy in a rat model of a mononeuropathy as compared to gabapentin (Neurontin) and pregabalin (Lyrica)
- Robust analgesic effects, similar to gabapentin and pregabalin, but fewer side effects as measured in the rotarod assay
- Potential oral non-opioid treatment option
- Non-addictive and non-sedating
- FDA Fast Track designation


Journal of Pain

Potential Next Step: Phase 2a study

1. FDA Commissioner Scott Gottlieb, M.D., https://www.fda.gov/NewsEvents/Newsroom/PressAnnouncements/ucm638831.htm

www.vistagen.com

VistaGen Therapeutics

AV-101 for Levodopa-induced Dyskinesia Associated with Parkinson's Therapy in Preclinical Studies

- Antidyskinetic effects in the MPTP primate model similar to those generally observed with amantadine therapy, but without adverse effects experienced with amantadine
- Significantly ($p = 0.01$) reduced LID without affecting the timing, extent, or duration of the anti-Parkinsonian therapeutic benefits of levodopa
- Potential to replace oral amantadine for LID associated with Parkinson's therapy
- Potential FDA Fast Track designation


Carbidopa and Levodopa
Tablets, USP
10 mg/100 mg
Rx only
100 TABLETS

Potential Next Step: Phase 2a study

VistaGen Therapeutics

Distinguished Clinical and Regulatory Advisors

Maurizio Fava, M.D.
Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

Michael Liebowitz, M.D.
Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute

Thomas Laughren, M.D.
Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

Sanjay Mathew, M.D.
Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Gerard Sanacora, Ph.D., M.D.
Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

Mark Wallace, M.D.
Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

VistaGen Therapeutics

Experienced Team Leading Execution



Shawn K. Singh
Chief Executive Officer
- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research: Morrison & Foerster



Ralph Snodgrass, Ph.D. **President & Chief Scientific Officer**
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center



Mark A. Smith, M.D., Ph.D.
Chief Medical Officer
- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Jerrold D. Dotson, CPA
Chief Financial Officer, Secretary
- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox



Mark A. McPartland
Vice President, Corporate Development
- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications: Alliance Advisors

www.vistagen.com

VistaGen Therapeutics

Board of Directors

Jon Saxe Chairman
- 35 years of biopharmaceutical experience, director of multiple public and private healthcare companies
- Former President and Director, PDL BioPharma; CEO, Synergen (acquired by Amgen for $262M); VP, Licensing and Corporate Development, Head of Patent Law, Hoffmann-La Roche

Jerry Gin, Ph.D., MBA
- 45 years of healthcare industry experience; Co-Founder of Oculex (acquired by Allergan for $230M)
- Co-Founder, President and CEO of Nuvora

Ann Cunningham, MBA
- 20 years of experience including commercial and leadership roles at multiple global companies in the pharmaceutical industry
- Teva Pharmaceuticals; Otsuka America Pharmaceutical; Eli Lilly and Company

Shawn Singh, JD, CEO
- 25 years of experience with biopharmaceutical companies, a venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research

Brian Underdown, Ph.D.
- 30 years of leadership experience in biopharmaceutical sector; key player in growth of 10 Life Science companies
- Former VP, Research, Pasteur Merieux Connaught (now Sanofi Pasteur); Venture Partner, Lumira Capital

Ralph Snodgrass, Ph.D. President, CSO
- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center

VistaGen® Therapeutics

Looking beyond current therapies for CNS diseases and disorders with high unmet need

New generation MOAs

3 differentiated clinical-stage product candidates

Fast-acting, exceptional safety

Multiple large and growing CNS markets

Potentially transformative milestones in 2H 2019

VistaGen®
Therapeutics

LOOKING BEYOND CURRENT TREATMENTS FOR
CNS DISEASES AND DISORDERS
WITH HIGH UNMET NEED

www.vistagen.com

Nasdaq: VTGN